     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 11, 2001.


                                                      REGISTRATION NO. 333-59190
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 2
                                       TO

                                    FORM S-3

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------
                          DAL-TILE INTERNATIONAL INC.

             (Exact name of Registrant as specified in its charter)

                DELAWARE                             7834 HAWN FREEWAY                             13-3548809
    (State or other jurisdiction of                 DALLAS, TEXAS 75217                         (I.R.S. Employer
     incorporation or organization)                    (214) 398-1411                         Identification No.)
                                             (Address, including zip code, and
                                                         telephone
                                              number, including area code, of
                                                        registrant's
                                                principal executive offices)

                            ------------------------

                                 JACQUES R. SARDAS
                       PRESIDENT, CHIEF EXECUTIVE OFFICER
                           AND CHAIRMAN OF THE BOARD
                          DAL-TILE INTERNATIONAL INC.
                               7834 HAWN FREEWAY
                              DALLAS, TEXAS 75217
                                 (214) 398-1411

           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                         ------------------------------

                                   COPIES TO:

           JEAN E. HANSON, ESQ.                        JAMES J. CLARK, ESQ.
 FRIED, FRANK, HARRIS, SHRIVER & JACOBSON            CAHILL GORDON & REINDEL
            ONE NEW YORK PLAZA                            80 PINE STREET
      NEW YORK, NEW YORK 10004-1980               NEW YORK, NEW YORK 10005-1702
              (212) 859-8000                              (212) 701-3000

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.
                            ------------------------

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                         ------------------------------

                        CALCULATION OF REGISTRATION FEE

                                                     AMOUNT          PROPOSED MAXIMUM     PROPOSED MAXIMUM
               TITLE OF SHARES                        TO BE           AGGREGATE PRICE    AGGREGATE OFFERING        AMOUNT OF
              TO BE REGISTERED                     REGISTERED           PER UNIT(1)             PRICE          REGISTRATION FEE
Common stock, par value $0.01 per share......      16,100,000             $13.99            $225,239,000          $56,310(2)

(1) Estimated solely for purpose of calculating the amount of the registration fee. Pursuant to Rule 457(c), the registration fee is based on the average high and low sale prices of the Registrant's common stock as reported on the New York Stock Exchange on April 11, 2001.

(2) Previously paid.
                         ------------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.*

    In connection with the issuance and distribution of the securities being registered with this registration statement, we will bear the following estimated expenses, other than underwriting and commissions:

SEC registration fee........................................  $ 56,310
NASD filing fee.............................................    23,024
Accounting fees and expenses................................    85,000
Legal fees and expenses.....................................   115,000
Blue Sky expenses and counsel fees..........................     5,000
Printing and engraving expenses.............................   225,000
Transfer Agent and Registrar's fees and expenses............    25,000
Miscellaneous expenses......................................    20,666
                                                              --------
    Total...................................................  $555,000
                                                              ========

       -------------------------------

        * Except for the SEC registration fee and the NASD filing fee, all the above expenses have been estimated.

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    Article SEVENTH of our certificate of incorporation provides as follows:

        "To the fullest extent permitted by the Delaware General Corporation Law as the same exists or may hereafter be amended, a Director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director."

    Section 145 of the General Corporation Law of the State of Delaware provides as follows:

    Under certain circumstances a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at its request in such capacity in another corporation or business association, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

    In a derivative action, i.e., one by or in the right of the corporation, indemnification may be made only for expenses actually and reasonably incurred by a director, officer, employee or agent of the corporation, or a person who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or business association in connection with the defense or settlement of an action or suit, if such person has acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made if such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which the action or suit was brought shall determine upon application that the defendant is fairly and reasonably entitled to indemnity for such expenses despite such adjudication of liability.

    We have entered into agreements to provide indemnification for our directors in addition to the indemnification provided for in the our bylaws. These agreements, among other things, indemnify the directors, to the fullest extent provided by Delaware law, for certain expenses (including attorney's fees), losses, claims, liabilities, judgments, fines and settlement amounts incurred by the indemnitee in any action or proceeding, including any action by us or in our right, on account of services as a director or officer of any of our affiliates, or as a director or officer of any other company or enterprise that the indemnitee provides services to at our request.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

    The following is a list of exhibits filed as part of the registration statement:


         1.1.           Form of Underwriting Agreement, among the Underwriters, the selling stockholders and Dal-Tile International Inc.
         4.1.           Specimen form of certificate for common stock. (Filed as
                        Exhibit 4.1 to Dal-Tile's Registration Statement on Form S-1
                        (No. 333-5069) and incorporated herein by reference.)
         5.1.           Opinion of Fried, Frank, Harris, Shriver & Jacobson, counsel to Dal-Tile International Inc., as to the legality of the
                        securities being offered.*
        23.1.           Consent of Fried, Frank, Harris, Shriver & Jacobson
                        (included in Exhibit 5.1).*
        23.2.           Consent of Ernst & Young LLP.*
        24.1.           Powers of Attorney.*


------------------------


*   Previously filed.





ITEM 17. UNDERTAKINGS

    As far as indemnification for liabilities arising under the Securities Act may be permitted to any of our directors, officers and controlling persons pursuant to the above provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission, this type of indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against these types of liabilities (other than the payment by us of expenses incurred or paid by one of our directors, officers or controlling persons in the successful defense of any action, suit or proceeding) is asserted by this director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether this indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

    We undertake that:

        (1) For purposes of determining any liability under the Securities Act, each filing of our annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered in that registration statement, and the offering of such securities at that time shall be deemed to be the initial bona fide offering of those securities.

        (2) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the company pursuant to Rule 424(b)(1) or (4), or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

        (3) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered in that registration statement, and the offering of such securities at that time shall be deemed to be the initial bona fide offering of those securities.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, we certify that we have reasonable grounds to believe we meets all requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, who is duly authorized, in the city of Dallas, State of Texas on the 11th day of May, 2001.


                                                       DAL-TILE INTERNATIONAL INC.

                                                       By:  /s/ MARK A. SOLLS
                                                            -----------------------------------------
                                                            Name: Mark A. Solls
                                                            Title:  VICE PRESIDENT, GENERAL COUNSEL
                                                            AND SECRETARY

    Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:


                      SIGNATURE                                    TITLE                             DATE
                      ---------                                    -----                             ----
                          *                            President, Chief Executive
     -------------------------------------------         Officer and Chairman of the             May 11, 2001
                  Jacques R. Sardas                      Board of Directors

                                                       Executive Vice President,
                          *                              Chief Financial Officer and
     -------------------------------------------         Treasurer (Principal                    May 11, 2001
               W. Christopher Wellborn                   Financial and Accounting
                                                         Officer)

                          *
     -------------------------------------------       Director                                  May 11, 2001
               Charles J. Pilliod, Jr.

                          *
     -------------------------------------------       Director                                  May 11, 2001
                 Douglas D. Danforth

                          *
     -------------------------------------------       Director                                  May 11, 2001
                   Vincent A. Mai

                          *
     -------------------------------------------       Director                                  May 11, 2001
                   John F. Fiedler


*By:                    /s/ MARK A. SOLLS
             --------------------------------------
                          Mark A. Solls
                        ATTORNEY-IN-FACT

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                                          DESCRIPTION
-------                                         -----------
         1.1.           Form of Underwriting Agreement, among the Underwriters, the selling stockholders and Dal-Tile International Inc.

         4.1.           Specimen form of certificate for common stock. (Filed as
                        Exhibit 4.1 to Dal-Tile's Registration Statement on Form S-1
                        (No. 333-5069) and incorporated herein by reference.)

         5.1.           Opinion of Fried, Frank, Harris, Shriver & Jacobson, counsel to Dal-Tile International Inc., as to the legality of the
                        securities being offered.*

        23.1.           Consent of Fried, Frank, Harris, Shriver & Jacobson
                        (included in Exhibit 5.1).*

        23.2.           Consent of Ernst & Young LLP.*

        24.1.           Powers of Attorney.*


------------------------


*   Previously filed.